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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported) September 15, 2003

                          Commission file number Q4823

                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)
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         CONNECTICUT                                             06-0236700
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(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

1931 BLACK ROCK TURNPIKE, Fairfield, Connecticut                   06825
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (203) 332-7330

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

Registrant had 3,266,051 shares outstanding as of September 15, 2003 of its $2.50 par value Common Stock.

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ACME UNITED CORPORATION
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    Item 5. Other Events...................................................   3
    Signatures.............................................................   4

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ACME UNITED CORPORATION                                             NEWS RELEASE
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CONTACT: Paul Driscoll                                 Acme United Corporation,
                                                       1931 Black Rock Turnpike,
                                                       Fairfield, Ct. 06825
                                                       Phone: 203-332-4102


                    FOR IMMEDIATE RELEASE: September 15, 2003


ACME UNITED OPENS ASIAN SUBSIDIARY

     FAIRFIELD, CONN. Acme United Corporation (AMEX:ACU) announced today the opening of its new wholly owned subsidiary, Acme United (Asia Pacific) Ltd., based in Hong Kong.

     The general manager of the subsidiary is Dennis Liang, who formerly was Sourcing Director for Newell Rubbermaid's Global Sourcing Asia Group, and Vice President Asia Pacific at Fortune Brands.

     Walter C. Johnsen, President and CEO said, "I am pleased to announce this important step for Acme United, and to welcome Dennis to our Company. The new subsidiary will permit us to work more closely with our global customers and provide a focal point for Asian sales. Its management will assist in new product commercialization and productivity improvements, and strengthen our quality control programs. We expect the subsidiary to be a profit contributor in the future."

     Acme United Corporation is a specialized supplier of cutting, measuring, and safety products for school, home, and office use.

     Forward-looking statements in this report, including without limitation, statements related to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including without limitation the following: (i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the Company's plans and results of operations will be affected by the Company's ability to manage its growth, and (iii) other risks and uncertainties indicated from time to time in the Company's filings with the Securities and Exchange Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ACME UNITED CORPORATION

By            /s/ WALTER C. JOHNSEN
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                Walter C. Johnsen
                 President and
             Chief Executive Officer

Dated:  September 15, 2003



By            /s/ PAUL G. DRISCOLL
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                Paul G. Driscoll
               Vice President and
             Chief Financial Officer

Dated:  September 15, 2003

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